Other income	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Other income
11 Other income

	2020	2019	2018
Other income	68	200	8
Other income in 2020 of EUR 68 million includes a book gain of EUR 53 million on the divestment of the joint ventures in Japan.
Other income in 2019 of EUR 200 million includes a gain of EUR 101 million on pension plan amendments in the Netherlands following the move from a defined benefit plan to a defined contribution plan, as well as a book gain of EUR 70 million on the divestment of the business in Slovakia and Czech Republic.
Refer to note 48 Business combinations for more details on these divestments.